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Exhibit 10.29

CLASS I JUNIOR PREFERRED STOCK SUBSCRIPTION AGREEMENT

This Agreement (the "Agreement") has been made and entered into as of this 12th day of July, 1994, by and among UAL Corporation, a Delaware corporation (the "Company"), the Air Line Pilots Association, International ("ALPA"), pursuant to its authority as the collective bargaining representative for the crafts or class of pilots employed by United Airlines, Inc. ("United"), the International Association of Machinists and Aerospace Workers ("IAM"), pursuant to its authority as the collective bargaining representative for the crafts or classes of mechanics and related employees, ramp and stores employees, food service employees, dispatchers, and security officers employed by United, and Duane D. Fitzgerald (the "Proposed Class I Preferred Stockholder").

WHEREAS, pursuant to the terms of and schedules to
the Agreement and Plan of Recapitalization, dated as of
March 25, 1994, by and among the Company, ALPA and the IAM
(as amended, the "Recapitalization Agreement"), including
the terms of the restated certificate of incorporation of
the company to be effective as of the Effective Time (as
defined in the Recapitalization Agreement) (the "Restated
Certificate") and the restated By-Laws of the Company to be
effective as of the Effective Time (the "Restated By-Laws")
(the Recapitalization Agreement, the Restated Certificate
and the Restated By-Laws, collectively, the "Governance
Documents"), the board of directors of the Company (the
"Board") will, until the Termination Date (as defined in the
Restated Certificate) consist of twelve (12) directors
(subject to adjustment in certain circumstances), four (4)
of whom are to be independent directors (the "Independent
Directors") nominated and elected and/or appointed as
provided in the Governance Documents and in the Class I
Preferred Stockholders' Agreement made and entered into as
of July 12, 1994 by and among the Company, ALPA, the IAM and the Individual Parties (as defined therein) (the "Class I
Preferred Stockholders' Agreement");

WHEREAS, the ALPA and the IAM have entered into the Recapitalization Agreement based in part on the composition and operation of the Board as provided in the Governance Documents and each has a substantial interest in assuring that the terms thereof and of this Agreement are carried out;

WHEREAS, the Governance Documents contemplate that at the Effective Time, the Company shall issue to each Independent Director, and each Independent Director shall be the registered holder of, one share of the Class I Junior Preferred Stock of the Company (the "Class I Preferred Stock"), each such share of Class I Preferred Stock having the relative rights, privileges and powers as set forth in the Restated Certificate (the holders of the Class I Preferred Stock from time to time are referred to individually herein as a "Class I Preferred Stockholder" and are collectively referred to herein as the "Class I Preferred Stockholders");

WHEREAS, the Governance Documents contemplate that Class I Preferred Stock may be held only by Independent Directors and that each Independent Director shall be a Class I Preferred Stockholder during such time as such person serves as an Independent Director; and

WHEREAS, the parties hereto have entered into this Agreement in order to effectuate the terms and intent of the Governance Documents regarding the Independent Directors and the issuance of the Class I Preferred Stock;

NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants herein contained and other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.    Issuance of the Class I Preferred Stock Consideration. The Proposed Class I Preferred Stockholder hereby agrees to purchase from the Company and the Company hereby agrees to sell to the Proposed Class I Preferred Stockholder one share of Class I Preferred Stock. The consideration to be paid for such one share of Class I Preferred Stock shall be the par value thereof as set forth in the Restated Certificate.

2.    Conditions to Issuance of the Class I Preferred Stock. Notwithstanding anything in this Agreement to the contrary, no shares of Class I Preferred Stock shall be issued to the Proposed Class I Preferred Stockholder (i) unless such individual simultaneously therewith executes and delivers to each of the other parties thereto the Class I Preferred Stockholders' Agreement in the form of Exhibit A annexed hereto or an agreement pursuant to which such individual shall agree to be bound by the terms of the Class I Preferred Stockholders' Agreement or (ii) if such issuance otherwise would be in contravention of the terms and conditions set forth in any of the Governance Documents, the Class I Preferred Stockholders' Agreement or this Agreement, including but not limited to the terms and conditions regarding the qualifications for Independent Directors set forth in Article FIFTH, Section 2.4 of the Restated Certificate.

3.    Representations of the Proposed Class I Preferred Stockholder. The Proposed Class I Preferred Stockholder hereby represents and warrants to the Company, the ALPA and the IAM that he or she has reviewed, understands and acknowledges (i) the relative rights, privileges and powers of the Class I Preferred Stock set forth in the Governance Documents, including Article FOURTH, Part X of the Restated Certificate, and (ii) the limitations, including but not limited to the limitations with respect to the transfer of the Class I Preferred Stock, including the automatic redemption thereof, and the limitations with respect to the voting of the Class I Preferred Stock, which are imposed on each Class I Preferred Stockholder pursuant to the terms of the Governance Documents and the Class I Preferred Stockholders' Agreement.

4.    Representations of the Company. The Company hereby represents and warrants to the Proposed Class I Preferred Stockholder that the share of Class I Preferred Stock being issued hereunder shall be duly authorized and, upon the payment of the consideration therefor to the Company, validly issued, fully paid and non-assessable.

5.    Legends on Certificates. All certificates representing shares of Class I Preferred Stock shall contain one or more restrictive legends setting forth the restrictions imposed on the Class I Preferred Stock, including the restrictions with respect to transfer, including the automatic redemption thereof, and the restriction with respect to voting, pursuant to the Governance Documents and the Class I Preferred Stockholders' Agreement.

6.    Binding Effect. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the written consent of the other parties hereto.

7.    Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware, without regard to the conflicts of laws principles thereof.

8.    Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signature thereto and hereto were upon the same instrument.

9.    Specific Performance. The parties hereto agree that if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, irreparable damage would occur, no adequate remedy of law would exist and damages would be difficult to determine, and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

10.    Amendments. This Agreement may not be amended or modified unless such amendment or modification is approved in writing by each of the parties hereto.

11.    Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and, except as otherwise contemplated hereby, supersedes all other prior agreements and understandings, both written and oral, between the parties hereto with respect to the subject matter hereof.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

UAL CORPORATION

  By: /s/ James M. Guyette

   Name: James M. Guyette

Title: Executive Vice      President

 AIR LINE PILOTS ASSOCIATION,
INTERNATIONAL   By:_____________________
Name:

Title:

 INTERNATIONAL ASSOCIATION OF
MACHINISTS AND AEROSPACE WORKERS

By:______________________

Name:

Title:

                                 ______________________

                                Duane D. Fitzgerald

4 were otherwise breached, irreparabledamage would occur, no adequate remedy of law would exist and damages would be difficult to determine, and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

10.  Amendments. This Agreement may not be amended or modified unless such amendment or modification is approved in writing by each of the parties hereto.

11.  Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and, except as otherwise contemplated hereby, supersedes all other prior agreements and understandings, both written and oral, between the parties hereto with respect to the subject matter hereof.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

UAL CORPORATION

By:__________________

Name:

Title:

 AIR LINE PILOTS ASSOCIATION,
INTERNATIONAL

By: /s/ Roger D. Hall

Name: Roger D. Hall

Title:Chairman, UAL-MEC

 INTERNATIONAL ASSOCIATION OF
MACHINISTS AND AEROSPACE WORKERS

By:___________________

Name:                                 Title:

                            ____________________

Duane D. Fitzgerald

  4 were otherwise breached, irreparable damage would occur, no adequate remedy of law would exist and damages would be difficult to determine, and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

10.  Amendments. This Agreement may not be amended or modified unless such amendment or modification is approved in writing by each of the parties hereto.

11.  Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and, except as otherwise contemplated hereby, supersedes all other prior agreements and understandings, both written and oral, between the parties hereto with respect to the subject matter hereof.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

UAL CORPORATION

By:_____________________

Name:
Title: AIR LINE PILOTS ASSOCIATION,
INTERNATIONAL

By:______________________

Name:
Title: INTERNATIONAL ASSOCIATION OF
MACHINISTS AND AEROSPACE WORKERS

By: /s/ Ken Thiede_______

Name: Ken Thiede

Title: President & General Chairman

                                  _____________________

                                 Duane D. Fitzgerald

4

were otherwise breached, irreparable damage would occur, no adequate remedy of law would exist and damages would be difficult to determine, and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

10.  Amendments. This Agreement may not be amended or modified unless such amendment or modification is approved in writing by each of the parties hereto.

11.  Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and, except as otherwise contemplated hereby, supersedes all other prior agreements and understandings, both written and oral, between the parties hereto with respect to the subject matter hereof.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                             UAL CORPORATION

                             By:________________________

                                Name:
                                Title:

                             AIR LINE PILOTS ASSOCIATION,
                             INTERNATIONAL

                             By:________________________

                                Name:
                                                                               Title:

                             INTERNATIONAL ASSOCIATION OF
                             MACHINISTS AND AEROSPACE WORKERS

                             By:________________________

                                Name:
                                Title:

                                     /s/ Duane D. Fitzgerald
                                        Duane D. Fitzgerald

  were otherwise breached, irreparable damage would occur, no adequate remedy of law would exist and damages would be difficult to determine, and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

10.  Amendments. This Agreement may not be amended or modified unless such amendment or modification is approved in writing by each of the parties hereto.

11.  Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and, except as otherwise contemplated hereby, supersedes all other prior agreements and understandings, both written and oral, between the parties hereto with respect to the subject matter hereof.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

UAL CORPORATION

By:_______________________

Name:
Title: AIR LINE PILOTS ASSOCIATION,
INTERNATIONAL

By:_______________________

Name:
Title: INTERNATIONAL ASSOCIATION OF
MACHINISTS AND AEROSPACE WORKERS

By:_______________________

Name:
Title:
    /s/ Richard D. McCormick
Richard D. McCormick

  were otherwise breached, irreparabledamage would occur,no adequate remedy of law would exist and damages would be difficult to determine, and that the parties shall be entitled to specific performance of the terms hereof, in, addition to any other remedy at law or equity.

10.  Amendments. This Agreement may not be amended or modified unless such amendment or modification is approved in writing by each of the parties hereto.

11.  Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and, except as otherwise contemplated hereby, supersedes all other prior agreements and understandings, both written and oral, between the parties hereto with respect to the subject matter hereof.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

UAL CORPORATION

By:_____________________

Name:
Title: AIR LINE PILOTS ASSOCIATION,
INTERNATIONAL

By:_____________________

Name:
Title: INTERNATIONAL ASSOCIATION OF
MACHINISTS AND AEROSPACE WORKERS

By:_____________________

Name:
Title:     /s/ John K. Van de Kamp John K. Van de Kamp

  were otherwise breached, irreparable damage would occur, no adequate remedy of law would exist and damages wouldbe difficult to determine, and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

10.  Amendments. This Agreement may not be amended or modified unless such amendment or modification is approved in writing by each of the parties hereto.

11.  Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and, except as otherwise contemplated hereby, supersedes all other prior agreements and understandings, both written and oral, between the parties hereto with respect to the subject matter hereof.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

UAL CORPORATION

By:_____________________

Name:
Title: AIR LINE PILOTS ASSOCIATION,
INTERNATIONAL

By:_____________________

Name:
Title: INTERNATIONAL ASSOCIATION OF
MACHINISTS AND AEROSPACE WORKERS

By:_____________________

Name:
Title:

  /s/Paul A. Volcker

Paul A. Volcker

EXHIBIT A TO THE
CLASS I PREFERRED
STOCKHOLDERS' AGREEMENT

In consideration of the receipt of the one share of Class I Preferred Stock of the Company and other good and valuable consideration the receipt of which is hereby acknowledged, the undersigned hereby agrees to be bound by and perform each of the terms of the Class I Preferred Stockholders' Agreement, made as of the         day of July, 1994, by and among the Company, ALPA, the IAM and certain individuals who currently serve or heretofore have served as Independent Directors of the Company (the "Agreement"), as if the undersigned were an original Individual Party to the Agreement. Capitalized terms not defined herein shall have the meanings ascribed to them in the Agreement and Plan of Recapitalization, dated as of March 25, 1994, as amended from time to time, by and among the Company, ALPA and the IAM.

IN WITNESS WHEREOF, the undersigned has executed this Agreement to be bound by the Class I Preferred Stockholders' Agreement as of the date set forth below.

Dated: May 7, 1998

/s/ John W. Creighton, Jr John W. Creighton, Jr.

10

EXHIBIT A TO THE
CLASS I PREFERRED
STOCKHOLDERS' AGREEMENT

In consideration of the receipt of the one share of Class I Preferred Stock of the Company and other good and valuable consideration the receipt of which is hereby acknowledged, the undersigned hereby agrees to be bound by and perform each of the terms of the Class I Preferred Stockholders' Agreement, made as of the     day of July, 1994, by and among the Company, ALFA, the IAM and certain individuals who currently serve or heretofore have served as Independent Directors of the Company (the "Agreement"), as if the undersigned were an original Individual Party to the Agreement. Capitalized terms not defined herein shall have the meanings ascribed to them in the Agreement and Plan of Recapitalization, dated as of March 25, 1994, as amended from time to time, by and among the Company, ALPA and the IAM.

IN WITNESS WHEREOF, the undersigned has executed this Agreement to be bound by the Class I Preferred Stockholders' Agreement as of the date set forth below.

Dated: May 18, 1999

                                   /s/ Hazel O'Leary

                                    Hazel O'Leary

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